News Announcement

REMINDER:
Vitran management will conduct a conference call and webcast tomorrow, April 21 at 10:00 a.m. (Eastern), to discuss the Company’s 2005 first quarter results.
Conference call dial-in: 800/266-1764
Live Webcast: (select “Investor Relations”)

CONTACT:
Richard Gaetz, President/CEO Sean Washchuk, VP Finance/CFO Vitran Corporation Inc. 416/596-7664	Robert Rinderman Purdy Tran Jaffoni & Collins Incorporated 212/835-8500 or VTNC@jcir.com

VITRAN LOGISTICS SEGMENT FORGES MULTI-YEAR SUPPLY CHAIN MANAGEMENT CONTRACT WITH MARK’S WORK
WEARHOUSE

TORONTO, ONTARIO (April 21, 2005) – Vitran Corporation Inc. (NASDAQ: VTNC, TSX: VTN), a North American transportation and logistics firm, today announced that Vitran Logistics has been awarded a multi-year contract to operate a 125,000 square-foot dedicated distribution facility in Calgary, Canada on behalf of Mark’s Work Wearhouse (Mark’s) (www.marks.com), a subsidiary of Canadian Tire Corporation, Limited (TSX: CTR.NV, CTR).

“We are delighted to further expand Vitran’s relationship with Mark’s Work Wearhouse, a relationship now entering its eighth successful year,” stated Vitran President and Chief Executive Officer Rick Gaetz. “It’s been exciting to play a part in their growth through the years, and we look forward to continuing to assist them in maximizing operating efficiency and reducing costs through enhanced inventory management.”

The Calgary site is scheduled to go live in July, complementing three additional facilities and a national transportation network Vitran already operates on behalf of Mark’s, one of Canada’s leading apparel retailers, with 333 stores throughout the country. The facility is designed to optimize Mark’s supply chain efficiency.

About Vitran Corporation Inc.
Vitran Corporation Inc. is a North American group of transportation companies offering less-than-truckload, logistics, truckload, and freight brokerage services. To find out more about Vitran Corporation Inc. (NASDAQ:VTNC, TSX:VTN), visit the website at www.vitran.com.

About Mark’s Work Wearhouse
Mark’s Work Wearhouse is one of the country’s leading apparel retailers operating 333 stores in Canada. Under the Clothes that WorkTM banner, Mark’s sells apparel and footwear in work, work-related, causal, and active-wear categories, as well as health-care and business-to-business apparel. Mark’s is part of the Canadian Tire family.

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Statements in the press release regarding management’s future expectation, beliefs, goals, plans, or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made. For this purpose, any statements that are contained herein that are not statements or historical fact may be deemed to be forward-looking statements made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words “believes”, “anticipates”, “plans” “intends”, “will”, “should”, ”expects”, “projects”, and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual result, future circumstances or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, economic factors, demand for the Company’s services, fuel price fluctuations, the availability of employee drivers and independent contractors, risks associated with geographic expansion, capital requirements, claims exposure and insurance costs, competition, government regulation changes, environmental hazards and other risks detailed from time-to-time in the Company’s public disclosure documents or other filings with the Canadian and United States securities commissions or other securities regulatory bodies. The forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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